EXHIBIT 10.1


                                AGREEMENT  OF  SALE


AGREEMENT OF SALE, made as of January __, 2003, between CDKNet.com, Inc., a Delaware corporation, having an address at 150 Broadhollow Road, Melville, New York, ("Seller"), and National Management Consultants, Inc. (formerly Universal Media Holdings, Inc.), a Delaware corporation, having an address at 150 Broadhollow Road, Melville, NY 11747 ("Purchaser").


                              W  I  T  N  E  S  S  E  T  H:

WHEREAS, Purchaser desires to acquire, and Seller desires to sell, the assets of Seller, as set forth on Exhibit A, annexed hereto, upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the covenants and agreements hereafter set forth, and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties here-to agree as follows:

1. AGREEMENT TO SELL. Seller agrees to sell, transfer and deliver to Purchaser, and Purchaser agrees to purchase, upon the terms and conditions hereinafter set forth, the business entity known as Diversified Capital
Holdings, LLC, a/k/a Azure Capital, LLC including all of the assets thereof other than cash, certificates of deposit, securities, and cash equivalents, and the entity known as CDKNet, LLC. (the "Assets" and the "Purchased
Entities"),  including  without  limitation  the  following:

(a)  the  contracts  and  agreements  described  in  Exhibit  A  hereto  (the
      "Contracts");
(b)  the  other  assets  described  in  Exhibit  A  hereto (the "Other Assets").

2. PURCHASE PRICE. The purchase price to be paid by Purchaser is Three Hundred Thirty-nine Thousand Dollars ($339,000.00), payable as follow33

(a) Three Hundred Thirty-nine Thousand Dollars ($339,000.00) at the closing by theexecution and delivery of a Promissory Note by Purchaser to Seller in saidamount, substantially in the form of Exhibit B hereto (the "Promissory Note"),secured by a Security Agreement substantially in the form of Exhibit C heretoand UCC Financing Statements creating a security interest in the assets of the Business (the "Security Agreement").

(b) If any investment holdings of the Purchased Entities are sold, or in the event that there are licensing revenues realized, then a minimum of FIFTY
Percent (50%) of the proceeds must be paid to seller and applied on the outstanding balance of the Note, without any prepayment penalties such sums shall be paid prior to the issuance of any release of the security interests then existing on the Purchased Entities or Assets.

3. THE CLOSING. The "closing" means the settlement of the obligations of Seller and Purchaser to each other under this agreement, including the payment of the purchase price to Seller as provided in Article 1 hereof and the delivery of the closing documents pro-vided for in Article 4 hereof. The closing shall be held at the offices of Universal Media Holdings, Inc., 150 Broadhollow Road, Melville, New York 11747, at 10 A.M. on or about January __, 2003 (the "closing date").

4.  CLOSING  DOCUMENTS.  At  the  closing  Seller  shall execute and de-liver to
Purchaser:
(a) a Bill of Sale and Assignment of LLC Ownership Interests that is substantially in the form of Exhibit D hereto;
(b) certified copies of resolutions duly adopted by the Board of Directors and shareholders of Seller authorizing the sale of the Assets and the performance by Seller of its obligations hereunder;
(d) an opinion of Seller's counsel, Michael S. Krome, P.C., dated as of the closing date, stating such counsel's opinion that: (i) Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware; (ii) Seller has full power and authority, corporate and otherwise, to enter into this agreement and perform its obligations hereunder; (iii) the execution and delivery of this agreement and the performance by Seller of its obligations hereunder have been duly authorized by the Board of Directors and shareholders of Seller and no further action or approval is required in order to constitute this agreement as the binding obligation of Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, moratorium, insolvency or other laws affecting creditor's rights generally; (iv) the execution and delivery of this agreement and the performance by Seller of its obligations hereunder do not and will not violate any provision of the Certificate of Incorporation or Bylaws of Seller; and (v) except as may be set forth in this agreement, such counsel is not representing Seller in any suit, action or proceeding against Seller which, if adversely determined, would prohibit the con-summation of the transactions contemplated by this agreement; and
(e) such other instruments as may be necessary or proper to transfer to Purchaser all other ownership interests in the Assets to be transferred under this agreement

At  the  closing  Purchaser  shall  execute  and  deliver  to  Seller:

(a) the Promissory Note, Security Agreement and UCC Financing Statements provided for in Article 2 hereof;
(b) certified copies of resolutions duly adopted by the Board of Directors and shareholders of Purchaser authorizing the purchase of the Assets and the performance by Purchaser of its obligations hereunder;
(c) An opinion of Purchaser's counsel, dated as of the closing date, stating such counsel's opinion that: (i) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Delaware; (ii) Purchaser has full power and authority, corporate and otherwise, to enter into this agreement and perform its obligations hereunder; (iii) the execution and delivery of this agreement and the performance by Purchaser of its obligations hereunder have been duly authorized by the Board of Directors and shareholders of Purchaser and no further action or approval is required in order to constitute this agreement as the binding obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, moratorium, insolvency or other laws affecting creditor's rights generally; (iv) the execution and delivery of this agreement and the performance by Purchaser of its obligations hereunder do not and will not violate any provision of the Certificate of Incorporation or Bylaws of Purchaser; and (v) except as may be set forth in this agreement, such counsel is not representing Purchaser in any suit, action or proceeding against Purchaser which, if adversely determined, would prohibit the consummation of the transactions contemplated by this agreement.

5. THE SECURITY AGREEMENT. The Security Agreement shall create a security interest in the goods, chattels and all other personal property included in this sale and all other personal property acquired after the closing by Purchaser and used in connection with the business, together with all proceeds thereof and all increases, substitutions, replacements and additions thereto.

Purchaser agrees to perfect the security interest of the Security Agreement by executing and delivering to Seller appropriate Financing Statements and extensions and renewals thereof, in accordance with the provisions of the Uniform Commercial Code, and all other instruments or documents as may be reasonably requested by Seller. All filing fees in connection therewith shall be paid by Purchaser.

6. WAIVER OF BULK TRANSFER REQUIREMENTS. The parties waive compliance with the bulk transfer provisions of the Uniform Commercial Code which may be applicable to this transaction. Seller agrees to indemnify Purchaser against all claims made by the creditors of Seller.

7. USE OF PURCHASE PRICE TO PAY ENCUMBRANCES. If there is any lien or encumbrance against the Assets, or anything else affecting this sale, which Seller is obligated to pay and discharge at the closing, Seller may use any portion of the balance of the purchase price to discharge it, or Seller may allow to Purchaser the amount thereof as a credit at the closing. Purchaser agrees to provide separate certified checks as reasonably requested to assist in clearing up these matters.

8. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser as follows:

(a) Seller is a corporation duly organized and validly existing under the laws of Delaware, and is duly qualified to do business in New York. Seller has full power and authority to conduct its business as now carried on, and to carry out and perform its undertakings and obligations as provided herein. The execution and delivery by Seller of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of Seller and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of Seller.

(b) No action, approval, consent or authorization of any governmental authority is necessary for Seller to consummate the transactions contemplated hereby.
(c) Seller is the owner of and has good and marketable title to the Assets, free of all liens, claims and encumbrances, except as may be set forth herein.
(d) There are no violations of any law or governmental rule or regulation pending against Seller or the Assets.
(e) There are no judgments, liens, suits, actions or proceedings pending against Seller or the Assets.

(f) Seller has not entered into, and the Assets are not subject to, any: (i) written contract or agreement for the employment of any employee of the business; (ii) con-tract with any labor union or guild; (iii) pension, profit-sharing, retirement, bonus, insurance, or similar plan with respect to any employee of the business; or (iv) similar contract or agreement affecting or relating to the Assets.
(g)  At  the  time  of  the  closing,  there  will  be  no  creditors of Seller.
(h) The Contracts are in full force and effect and with-out any default by Seller thereunder. All copies of the Contracts provided by Seller to Purchaser are true and complete copies of the original Contracts. Seller is not indebted under any executory Contracts, except as may be set forth in Exhibit A-1 hereto.

9. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Seller as follows:

(a) Purchaser is a corporation duly organized and validly existing under the laws of Delaware, and is duly qualified to do business in New York. Purchaser has full power and authority to carry out and perform its under-takings and obligations as provided herein. The execution and delivery by Purchaser of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of Purchaser and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of Purchaser.
(b) No action, approval, consent or authorization of any governmental authority is necessary for Purchaser to con-summate the transactions contemplated hereby.
(c) There are no judgments, liens, suits, actions or proceedings pending or, to the best of Purchaser's knowledge, threatened against Purchaser or its property.

10. NO OTHER REPRESENTATIONS. Purchaser acknowledges that neither Seller nor any representative or agent of Seller has made any re-presentation or warranty (expressed or implied) regarding the Assets or the business, or any matter or thing affecting or relating to this agreement, except as specifically set forth in this agreement. Seller shall not be liable or bound in any manner by any oral or written statement, representation, warranty, agreement or information pertaining to the Assets or the business or this agreement furnished by any broker, agent or other person, unless specifically set forth in this agreement. Purchaser has inspected the Assets, Purchaser agrees to take the Assets "as is" and in their present condition, subject to reasonable use, wear, tear and deterioration between now and the closing date.

11.  CONDUCT  OF  THE  BUSINESS.  Seller,  until  the  closing,  shall:

(a)  conduct  the  business  in  the  normal,  useful  and  regular  manner;
(b) use its best efforts to preserve the business and the goodwill of the customers and suppliers of the business and others having relations with Seller; and
(c) give Purchaser and its duly designated representatives reasonable access to Seller's premises and the books and records of the business, and furnish to Purchaser such data and information pertaining to Seller's business as Purchaser from time to time reasonably may request.

Unless and until the closing shall take place, Purchaser shall hold in confidence all information obtained in connection with this agreement, and, if for any reason the closing shall not take place, Purchaser shall return to Seller all documents received hereunder.

12. EXPENSES BEFORE AND AFTER THE CLOSING. Except as otherwise provided in this agreement, Seller shall be liable for the payment of all bills for merchandise, goods and inventory delivered to the business before the closing; and Purchaser shall be liable for the payment of all bills for merchandise, goods and inventory delivered to the business after the date of the closing.

Seller shall be liable for the payment of all salaries, payroll deductions and taxes levied upon the employer in connection with the employee's work performed before the closing. Purchaser shall be responsible for the payment of all salaries, payroll deductions and taxes levied upon the employer in connection with the employee's work performed after the closing.

13. CONDITIONS TO CLOSING. The obligations of the parties to close hereunder are subject to the following conditions:

(a) All of the terms, covenants and conditions to be complied with or performed by the other party under this agreement on or before the closing shall have been com-plied with or performed in all material respects.
(b) All representations or warranties of the other party herein are true in all material respects as of the closing date.
(c) On the closing date, there shall be no liens or en-cumbrances against the Assets, except as may be provided for herein.

If Purchaser shall be entitled to decline to close the transactions contemplated by this agreement, but Purchaser nevertheless shall elect to close, Purchaser shall be deemed to have waived all claims of any nature arising from the failure of Seller to comply with the conditions or other provisions of this agreement of which Purchaser shall have actual knowledge at the closing.

14. BROKERAGE. The parties hereto represent and warrant to each other that they have not dealt with any broker or finder in connection with this agreement or the transactions contemplated hereby, and no broker or any other person is entitled to receive any brokerage commission, finder's fee or similar compensation in connection with this agreement or the transactions contemplated hereby. Each of the parties shall indemnify and hold the other harmless from and against all liability, claim, loss, damage or expense, including reasonable attorneys' fees, pertaining to any broker, finder or other person with whom such party has dealt.

15. NOTICES. All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or by Federal Express courier or by registered or certified mail, re-turn receipt requested, with postage prepaid, to Seller or Purchaser, as the case may be, at their addresses first above written, or at such other addresses as they may designate by notice given here-under.

16. SURVIVAL. The representations, warranties and covenant contained herein shall survive the delivery of the Bill of Sale and shall continue in full force and effect after the closing, except to the extent waived in writing.

17. FURTHER ASSURANCES. In connection with the transactions contemplated by this agreement, the parties agree to execute and deliver such further instruments, and to take such further actions, as may be reasonably necessary or proper to effectuate and carry out the transactions contemplated in this agreement.

18. ENTIRE AGREEMENT. This agreement contains all of the terms agreed upon between Seller and Purchaser with respect to the subject matter hereof. This agreement has been entered into after full investigation. All prior oral or written statements, representations, promises, understandings and agreements of Seller and Purchaser are merged into and superseded by this agreement, which alone fully and completely expresses their agreement.

19. CHANGES MUST BE IN WRITING. No delay or omission by either Seller or Purchaser in exercising any right shall operate as a waiver of such right or any other right. This agreement may not be altered, amended, changed, modified, waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound. No waiver by any party of any breach here-under shall be deemed a waiver of any other or subsequent breach.

20. CAPTIONS AND EXHIBITS. The captions in this agreement are for convenience only and are not to be considered in construing this agreement. The Exhibits annexed to this agreement are an integral part of this agreement, and where there is any reference to this agreement it shall be deemed to include said Exhibits.

21. GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the State of New York. If any provisions of this agreement shall be unenforceable or invalid, such unenforceability or invalidity shall not affect the remaining provisions of this agreement.

22. BINDING EFFECT. This agreement shall not be considered an offer or an acceptance of an offer by Seller, and shall not be binding upon Seller until executed and delivered by both Seller and Purchaser. Upon such execution and delivery, this agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.


                               CDKNET,  INC.

                               By  ________________________
                                            President

                               NATIONAL  MANAGEMENT  CONSULTANTS,  INC.
                             (formerly  UNIVERSAL  MEDIA  HOLDINGS,  INC.)

                               By  ________________________
                                            President

                                   EXHIBIT  A

                          OTHER  ASSETS  AND  LIABILITIES


Assets  of  Diversified  Capital  Holdings,  LLC.,  as  listed  herein:

Debt  Instruments  in:

Panama  Industries,  Ltd.
Dominix,  Inc.
Augrid  of  Nevada,  Inc.



Other  Assets:



Assets  of  CDKNet,  LLC,  not  already  listed:

CD  Duplication  equipment  with  Capital  Collateral  Account


Liabilities  of  Diversified  Capital  Management,  LLC  and  CDKNet,  LLC:

Note  on  CD  Duplication  equipment  (or  leases  ?)

                                    EXHIBIT  B

                                 PROMISSORY  NOTE

STATE  OF  NEW  YORK,  COUNTY  OF                     ,  ss.

January  __,  2003                                             $339,000.00

          FOR VALUE RECEIVED, National Managament Consultants, Inc. (formerly Universal Media Holdings, Inc.), a Delawarecorporation, having an address at 150 Broadhollow Road, Melville, NY 1174("Maker"), hereby covenants and promises to pay to CDKNet, Inc., a Delawarecorporation, having an address at 150 Broadhollow Road, Melville, New York ,("Payee"), or order, at Payee's address first above written or at such other address as Payee may designate in writing, Five Hundred Fifty Thousand Dollars ($339,000.00), lawful money of the United States of America, together with interest thereon computed from the date hereof at the rate of five percent (5%) per annum, which principal and interest shall be payable in equal monthly installments of Sixteen Thousand Four Hundred Eighty-Four Dollars and 12/100ths Dollars ($9,905.59) each, commencing on the 16th day of February, 2003, and continuing on the 16th day of each month thereafter, to be applied first against accrued interest at the aforesaid rate on the outstanding principal amount, and then in reduction of principal, until February 16, 2006 on which date all outstanding principal and accrued interest shall be due and payable.


MAKER  COVENANTS  AND  AGREES  WITH  PAYEE  FOLLOWING:

          1. Maker will pay the indebtedness evidenced by this Note as provided herein.

          2. This Note is secured by a Security Agreement of even date herewith (the "Security Agreement"). All of the terms, covenants and conditions, contained in the Security Agreement are expressly incorporated by reference herein and hereby made a part hereof. In the event of any conflict between the provisions of this Note and the provisions of the Security Agreement, the terms of the Security Agreement shall be paramount and shall govern.

          3. In the event any payment due hereunder shall not be paid on the date when due, such payment shall bear interest at the lesser of 8 percent per annum or the highest lawful rate permitted under applicable law, from the date when such payment was due until paid. This paragraph shall not be deemed to extend or otherwise modify or amend the date when such payments are due hereunder. The obligations of Maker under this Note are subject to the limitation that payments of interest shall not be required to the extent that the charging of or the receipt of any such payment by Payee would be contrary to the provisions of law applicable to Payee limiting the maximum rate of interest which may be charged or collected by Payee.

          4. The holder of this Note may declare the entire unpaid amount of principal and interest under this Note to be immediately due and payable if Maker defaults in the due and punctual payment of any installment of principal or interest hereunder.

          5. Maker shall have the right to prepay the indebtedness evidenced by this Note, in whole or in part, without penalty, upon ten days prior written notice to Payee. The installment payments provided for herein shall continue without change after any such prepayment.

          6. Maker, and all guarantors, endorsers and sureties of this Note, hereby waive presentment for payment, demand, protest, notice of protest, notice of nonpayment, and notice of dishonor of this Note. Maker and all guarantors, endorsers and sureties con-sent that the holder of this Note at any time may extend the time of payment of all or any part of the indebtedness secured hereby, or may grant any other indulgences.

          7. Any notice or demand required or permitted to be made or given hereunder shall be deemed sufficiently given or made if given by personal service or by Federal Express courier or by certified or registered mail, return receipt requested, addressed, if to Maker, at Maker's address first above written, or if to Payee, at Payee's address first above written. Either party may change its address by like notice to the other party.

          8. This Note may not be changed or terminated orally, but only an agreement in writing signed by the party against whom enforcement of any change, modification, termination, waiver, or discharge is sought. This Note shall be construed and enforced in accordance with the laws of New York.

          IN WITNESS WHEREOF Maker has executed this Note as of the date first above written.



                               NATIONAL  MANAGEMENT  CONSULTANTS,  INC.
                             (formerly  UNIVERSAL  MEDIA  HOLDINGS,  INC.)

                               By  ________________________
                                            President

                                    EXHIBIT  C

                               SECURITY  AGREEMENT


          AGREEMENT, dated as of January __, 2003, between National Management Consultants, Inc. (formerly Universal Media Holdings, Inc.), a Delaware corporation, having an address at 150 BroadhollowRoad, Melville, NY 11747 ("Debtor"), and CDKNet, Inc., a Delaware corporation,having an address at New York, ("Secured Party").

                              W  I  T  N  E  S  S  E  T  H:

          WHEREAS, concurrently herewith Secured Party is lending to Debtor the sum of $339,000.00, as evidenced by a Promissory Note of even date herewith (the "Note"); and

          WHEREAS, in order to induce Secured Party to make said loan, Debtor has agreed to pledge to Secured Party certain property as security for the loan;

          NOW THEREFORE, in consideration of Ten Dollars, and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

          1. DEFINITIONS. The following terms as used in this Agreement shall have the meanings set forth below:

"Collateral" shall mean all of the property set forth in Exhibit A attached hereto and made a part hereof, and all property of the same class or character acquired by Debtor subsequent to the date hereof, and all proceeds thereof, and all substitutions, replacements and accessions thereto.

"Obligations" shall mean all principal and interest due or to become due under the aforesaid Note, and any other indebtedness or liability of Debtor to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

          2. CREATION OF THE SECURITY INTEREST. Debtor hereby grants to Secured Party a security interest in all of the right, title and interest of Debtor in and to the Collateral to secure the full and prompt payment and performance of all of the Obligations.

          3. DEBTOR'S OBLIGATIONS TO PAY. Debtor shall pay and perform all of the Obligations of Debtor to Secured Party as the same may become due according to their terms. Debtor shall be liable for, and shall reimburse to Secured Party, all expenses, including reasonable attorneys' fees, incurred or paid in connection with establishing, perfecting, maintaining, protecting or enforcing any of Secured Party's rights and remedies hereunder.


          4. PROTECTION OF THE COLLATERAL. Debtor shall defend the title to the Collateral against all claims and demands whatsoever. Debtor shall keep the Collateral free and clear of all liens, charges, encumbrances, taxes and assessments, and shall pay all taxes, assessments and fees relating to the Collateral. Upon request by Secured Party, Debtor shall furnish further assurances of title, execute any further instruments and do any other acts necessary to effectuate the purposes and provisions of this Agreement. The risk of loss of the Collateral at all times shall be borne by Debtor. Debtor shall keep the Collateral in good repair and condition and shall not misuse, abuse or waste the Collateral or allow the Collateral to deteriorate except for normal wear and tear.

          The Collateral shall be kept at Debtor's place of business set forth above, except for temporary removal in connection with its ordinary use or unless Debtor shall have obtained the prior written consent of Secured Party for its removal to another location. Secured Party shall have the right to enter upon Debtor's premises at any reasonable time, and from time to time, to inspect the Collateral.

          5. FILING AND RECORDING. Debtor, at its own cost and expense, shall execute and deliver to Secured Party any financing statements, and shall procure for Secured Party any other documents, necessary or appropriate to protect the security interest granted to Secured Party hereunder against the rights and interests of third parties, and shall cause the same to be duly recorded and filed in all places necessary to perfect the security interest of Secured Party in the Collateral. In the event that any recording or refiling thereof (or filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such security interest, Debtor, at its own cost and expense, shall cause the same to be re-recorded and/or refiled at the time and in the manner requested by Secured Party. Debtor hereby authorizes Secured Party to file or refile any financing statements or continuation statements with respect to the security interest granted pursuant to this Agreement which at any time may be required or appropriate, although the same may have been executed only by Secured Party, and to execute such financing statement on behalf of Debtor. Debtor hereby irrevocably designates Secured Party, its agents, representatives and designees, as agent and at-torney-in-fact for Debtor for the aforesaid purposes.

          6. DEFAULT. The occurrence of any one or more of the following events (hereinafter referred to as "Events of Default") shall constitute a default hereunder, whether such occurrence is voluntary or involuntary or comes about or is effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental authority:

(a) If Debtor shall default in the payment of any principal or interest due under the Note; or

(b) If Debtor shall fail to pay, perform or observe any covenant, agreement, term or provision of this Agreement, or any other agreement or arrangement now or hereafter entered into between the parties hereto or with respect to any Obligation of Debtor to Secured Party; or

(c) If any representation, warranty or other statement of fact herein or in any writing, certificate, report or statement at any time furnished to Secured Party pursuant to or in connection with this Agreement or the Note shall be false or misleading in any material respect; or

(d) If Debtor shall: admit in writing its inability to pay its debts generally as they become due; file a petition for relief under the bankruptcy laws or a petition to take advantage of any insolvency act; make an assignment for the benefit of creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or the whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State; or if Debtor shall be adjudged a bankrupt or insolvent, or a court of competent jurisdiction shall enter any order, judgment or decree appointing a receiver, trustee, liquidator or conservator of Debtor or of the whole or any substantial part of the property of Debtor or approves a petition filed against Debtor seeking reorganization or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of Debtor or the whole or any substantial part of its property; or if there is commenced against Debtor any proceeding for any of the foregoing relief; or if Debtor by any act indicates its consent to, approval of, or acquiescence in any such proceeding; or

(e) If any creditor of Debtor for any reason whatsoever hereafter shall accelerate payment in whole or in part of any outstanding obligation owed to it by Debtor under any agreement or arrangement, or if any judgment against the Debtor or any execution against any of its property for any amount remains unpaid, unstayed or undismissed for a period in excess of ten days; or

(f) If Debtor or any guarantor or surety of any Obligation shall die or cease to exist; or

(g) If there occur any reduction in the value of the Collateral or any act of Debtor which imperils the prospect of the full performance or satisfaction of the Obligations.

          7. RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, the Obligations shall immediately become due and payable in full without notice or demand. Secured Party shall have all rights and remedies provided by the Uniform Commercial Code in effect in the State of New York on the date hereof. In addition to, or in conjunction with, or substitution for such rights and remedies, Secured Party may at any time and from and after the occurrence of an Event of Default hereunder:

(a) with or without notice to Debtor, foreclose the security interest created herein by any available judicial procedure, or take possession of the Collateral, or any portion thereof, with or without judicial process, and enter any premises where the Collateral may be located for the purpose of taking possession of or removing the same, or rendering the same unusable, or disposing of the Collateral on such premises, and Debtor agrees not to resist or interfere therewith;

(b) require Debtor to prepare, assemble or collect the Collateral, at Debtor's own expense, and make the same available to Secured Party at such place as Secured Party may designate, whether at Debtor's premises or elsewhere;

(c) sell, lease or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation, in Debtor's name or in its own name, or in the name of such party as Secured Party may designate, either at public or private sale (at which Secured Party shall have the right to purchase), in lots or in bulk, for cash or for credit, with or without re-presentations or warranties, and upon such other terms as Secured Party, in its sole discretion, may deem advisable; and ten days' written notice of such public sale date or dates after which private sale may occur, or such lesser period of time in the case of an emergency, shall constitute reasonable notice hereunder;

(d) execute and deliver documents of title, certificates of origin, or other evidence of payment, shipment or storage of any Collateral or proceeds on behalf of and in the name of Debtor;

(e) remedy any default by Debtor hereunder, without waiving such default, and any monies expended in so doing shall be chargeable with interest to Debtor and added to the Obligations secured hereby; and

(f) apply for an injunction to restrain a breach or threatened breach of this Agreement by Debtor.

          8. CUMULATIVE RIGHTS. All rights, remedies and powers granted to Secured Party herein, or in any instrument or document related hereto, or provided or implied by law or in equity shall be cumulative and may be exercised singly or concurrently on any one or more occasions.

          9. DEBTOR'S REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants to Secured Party that:

(a) Debtor is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound. Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will violate any law or regulation, or any order or decree of any court of governmental authority, or will conflict with, or result in the breach of, or constitute a default under, any in-denture, mortgage, deed or trust, agreement or other instrument to which Debtor is a party or by which Debtor may be bound, or result in the creation or imposition of any lien, claim or encumbrance upon any property of Debtor.

(b) Debtor has the power to execute, deliver and perform the provisions of this Agreement and all instruments and documents delivered or to be delivered pursuant hereto, and has taken or caused to be taken all necessary or appropriate actions to authorize the execution, delivery and performance of this Agreement and all such instruments and documents.

(c) Debtor is the legal and equitable owner of the Col-lateral, free and clear of all security interests, liens, claims and encumbrances of every kind and nature. Except as may be set forth in Exhibit A annexed hereto, no financing statement covering the Collateral or its proceeds is on file in any public office.

(d) No default exists, and no event which with notice or the passage of time, or both, would constitute a default under the Collateral by any party thereto, and there are no offsets, claims or defenses against the obligations evidenced by the Collateral, except as may be expressly set forth in Exhibit A annexed hereto.

          10. NOTICES. All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been properly given if sent by Federal Express courier or by registered or certified mail, return receipt request-ed, with postage prepaid, addressed to the parties at their respective addresses herein above set forth, or at such other addresses as the parties may designate in writing. Debtor immediately shall notify Secured Party of any change in the address of Debtor or discontinuance of the place of business or residence of Debtor.

          11. MODIFICATION AND WAIVER. No modification or waiver of any provision of this Agreement, and no consent by Secured Party to any breach thereof by Debtor, shall be effective unless such modification or waiver shall be in writing and signed by Secured Party, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing. No course of dealing between Debtor and Secured Party in exercising any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder. All such rights and remedies shall continue unimpaired, notwithstanding any delay, extension of time, renewal, compromise or other indulgence granted with respect to any of the Obligations. Debtor hereby waives all notice of any such delay, extension of time, renewal, compromise or indulgence, and consents to be bound thereby as fully and effectually as if Debtor expressly had agreed thereto in advance. The aforesaid Note may be negotiated by Secured Party, without releasing Debtor or the Collateral.

          12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. Secured Party may assign this Agreement, and if assigned, the assignee shall be entitled, upon notifying Debtor, to the payment and performance of all of the Obligations and agreements of Debtor hereunder and to all of the rights and remedies of Secured Party hereunder, and Debtor will assert no claims or defenses Debtor may have against Secured Party against the assignee. The gender and number used in this Agreement are used for reference term only and shall apply with the same effect whether the parties are masculine, feminine, neuter, singular or plural.

          13. MISCELLANEOUS. This Agreement shall be construed in accordance with and shall be governed by the laws of the State of New York. The invalidity or unenforceability of any provision of this Agreement shall not effect the validity or enforceability of any other provision of this Agreement. Debtor covenants and agrees to execute and deliver to Secured Party on demand such additional assurances, writings and instruments as may be required by Secured Party for purposes of effectuating the intent of this Agreement. The captions in this Agreement are for convenience only, and shall not be considered in construing this Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.



                               NATIONAL  MANAGEMENT  CONSULTANTS,  INC.
                             (formerly  UNIVERSAL  MEDIA  HOLDINGS,  INC.)


                              By  ________________________
                                            President





                               CDKNET,  INC.

                               By  ________________________
                                            President

                                    EXHIBIT  D

                                  BILL  OF  SALE

          KNOW THAT, for valuable consideration, CDKNet, Inc., a Delaware corporation, having an address at 150 Broadhollow Road, Melville, New York, ("Seller"), does hereby grant, sell, transfer and assign unto National Management Consultants, Inc. (formerly Universal Media Holdings, Inc.), a Delaware corporation, having an address at 150 BroadhollowRoad, Melville, NY 11747 ("Purchaser"), all right, title and interest of Seller in and to the assets of the business known as Assets of Diversified Capital Holdings, LLC, more particularly described in Exhibit A attached hereto and made a part here-of, and the entity known as CDKNet, LLC.

          TO HAVE AND TO HOLD the same unto Purchaser and the heirs, executors, administrators, successors and assigns of Purchaser forever.

          IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale as of January __, 2003.



                               CDKNET,  INC.

                               By  ________________________
                                            President